SELECTIVE OPPORTUNITY FUND

Supplement to the Prospectus

and

Statement of Additional Information

dated

April 29, 2020

Supplement dated May 11, 2021

In Supplements dated February 26, 2021 and March 24, 2021, we notified you that the Board of Trustees has determined that it is in the best interest of shareholders to liquidate the Selective Opportunity Fund (the “Fund”), that as of February 26, 2021, the Fund is no longer accepting purchase orders for its shares, and that the Fund will close effective June 21, 2021 (the “Closing Date”). We are now notifying you that the Closing Date has been changed to May 21, 2021.

Shareholders may redeem Fund shares at any time prior to the Closing Date. Procedures for redeeming your account, including reinvested distributions, are contained in the section “How to Redeem Shares” of the Fund’s Prospectus. Any shareholders that have not redeemed their shares of the Fund prior to the Closing Date will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. If your Fund shares were purchased through a broker-dealer and are held in a brokerage account, redemption proceeds may be forwarded by the Fund directly to the broker-dealer for deposit into your brokerage account.

In the Supplement dated February 26, 2021 we notified you that the Fund will continue to pursue its investment objective through the Closing Date. In the Supplement dated March 24, 2021 we notified you that effective immediately, the Fund will no longer pursue its investment objective and may begin to liquidate the holdings in its portfolio. As of the date of this Supplement, all portfolio holdings have been liquidated and the proceeds of the liquidated holdings are invested in money market instruments or are held in cash.

Any capital gains have been distributed to shareholders and reinvested in additional Fund shares, unless you requested payment in cash.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

* * * * * *

This Supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information dated April 29, 2020 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (434) 515-1517 or visiting www.selectivewealthmanagement.com.